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                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of October 5, 2000 (this "Amendment"), under the Revolving Credit and Guarantee Agreement, dated as of October 3, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Grand Union Company, a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower parties thereto (the "Subsidiary Guarantors"), each a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor and arranger (the "Arranger"), and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                               -------------------

                  WHEREAS, the Borrower and the Subsidiary Guarantors have requested that the Lenders amend certain provisions of the Credit Agreement as set forth below;

                  WHEREAS, the Lenders are willing to agree to such request, but only upon the terms and conditions of this Amendment;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  2. Amendment of Section 3 (Letters of Credit). Section 3 of the Credit Agreement is hereby amended by inserting immediately following
Section 3.8 the following new Section 3.9:

                     "3.9 Additional Provisions. In the event that there is no Issuing Lender at such time as the Borrower requests a Letter of Credit hereunder, subject to compliance with the terms of this Agreement, including Section 3.1(a), Lehman Commercial Paper Inc. ("LCPI") agrees, at the request of the Borrower, to obtain from a financial institution reasonably satisfactory to the Administrative Agent and the Borrower a letter of credit, as applicant on behalf and for the account of the Borrower, which Letter of Credit shall comply with the terms of this
         Section 3 and shall be deemed to be a Letter of Credit for all purposes hereunder. Without limiting the generality of the foregoing, LCPI shall be deemed to be the Issuing Lender with respect to such Letter of Credit for all purposes under this Section 3 and shall be entitled to
         (i) the payment by the Borrower of any fees and expenses pursuant to
         Section 3.3, (ii) the benefits of the agreements of the L/C Participants under Section 3.4 and (iii) the benefits of the Borrower's Reimbursement Obligations pursuant to Section 3.5. Any and all amounts due to LCPI in connection with its obtaining Letters of Credit under this Section 3.9 shall be deemed to be Obligations hereunder."


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                                                                               2


                  3. Fees and Expenses. In addition to its obligations under
Section 13.5 of the Credit Agreement and similar provisions under the other Loan Documents (which obligations the Borrower hereby acknowledges and confirms), the Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of counsel and financial or other advisors retained by the Administrative Agent.

                  4. Representations and Warranties; No Default. After giving effect to this Amendment, the Borrower hereby represents and warrants that all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default has occurred and is continuing.

                  5. Effectiveness. This Amendment shall become effective on the date upon which the Administrative Agent shall have received counterparts hereof duly executed by the Required Lenders, the Borrower and the Subsidiary Guarantors.

                  6. Miscellaneous. (a) Except as expressly set forth in this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

                  (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  (c) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                   THE GRAND UNION COMPANY


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   GRAND UNION STORES, INC. OF VERMONT


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   GRAND UNION STORES OF NEW HAMPSHIRE, INC.


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   SPECIALTY MERCHANDISING SERVICES, INC.


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Administrative Agent and as a Lender


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title: